EXHIBIT 99.1

AMENDMENT NO. 2 TO
AMENDED AND RESTATED
2002 SHARE INCENTIVE PLAN
OF CAMDEN PROPERTY TRUST

WHEREAS, Camden Property Trust (the “Company”) has heretofore adopted the Amended and Restated 2002 Share Incentive Plan of Camden Property Trust, as amended (as amended, the “Plan”); and

WHEREAS, Section 409A (“Code Section 409A”) of the Internal Revenue Code of 1986, as amended (the “Code”), was enacted on October 22, 2004, and related Treasury Regulations were published April 10, 2007 and are effective January 1, 2008; and

WHEREAS, the Company has determined it to be necessary and advisable to amend the Plan to cause the terms of the Plan to reflect compliance with the applicable provisions of Code Section 409A and the Treasury Regulations issued thereunder; and

WHEREAS, the Company intends that this Amendment, and all Awards issued pursuant to the Plan, be interpreted and administered consistent with the provisions of Code Section 409A and the Treasury Regulations issued thereunder, including the exemptions from Code Section 409A available under such Code Section and Regulations.

NOW, THEREFORE, effective January 1, 2008, the Company does hereby amend the Plan as follows:

1. Section 2(k) of the Plan, the definition of “Conjunctive Rights,” is hereby deleted from the Plan in its entirety.

2. Section 2(r) of the Plan is hereby amended to be and read as follows:

(r) “Fair Market Value” shall mean the closing price of the relevant security as reported on the composite tape of New York Stock Exchange issues on the determination date. If no sale of the security is reported for such date, but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of a share of the relevant security on the most recent date before the date of determination.

If the relevant security is not publicly traded, Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate, in accordance with Code Section 409A. The Committee’s determination of Fair Market Value shall be conclusive and binding on all persons.

7.	Section 2(ll) of the Plan is hereby amended to be and read as follows:

(ll) “Spread” shall mean (i) with respect to Alternative Rights, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the purchase price per Share payable under the related Option, and (ii) with respect to Rights not granted in connection with an Option, the excess of the Fair Market Value of one Share on the date of exercise of such Rights over the Fair Market Value of one Share on the date such Rights were granted.

4. Section 3(b) of the Plan is hereby amended by adding the following paragraph at the end thereof to be and read as follows:

Except to the extent that Section 6(h) applies to an Award, it is the intention of the Company that no Award shall be “deferred compensation” subject to Code Section 409A unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Code Section 409A, the Committee may adopt such amendment to the Plan and the applicable Award agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions that the Committee determines are necessary or appropriate to (1) exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award or (2) comply with the requirements of Code Section 409A.

5. Section 6(a)(2) of the Plan is hereby amended in its entirety to be and read as follows:

(2) Grants of Rights. The Committee shall have the authority in its discretion to grant to any eligible person Rights, which may be granted separately or in connection with an Option at the time of grant.

If Rights are granted in connection with an Option, such Rights shall be granted with respect to the same number of Shares then covered by the Option and may be exercised solely as an alternative to the exercise of the related Option. Rights granted in connection with an Option that entitle the holder thereof to receive payment from the Company only if, and to the extent that, the related Option is exercisable, by surrendering the Option with respect to the number of Shares as to which such Rights are then exercised are referred to herein as “Alternative Rights.” Notwithstanding the preceding sentence, any Alternative Rights that relate to an ISO may be exercised only at such times that there is a positive Spread. Upon any exercise of Alternative Rights, the holder thereof shall be entitled to receive payment of an amount equal to the product obtained by multiplying (i) the Spread, or such percentage or portion of the Spread as shall be determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Alternative Rights shall have then been so exercised.

Rights granted without relationship to an Option shall be exercisable at such rate as determined by the Committee. Such Rights shall entitle the holder, upon the exercise thereof, to receive payment from the Company of an amount equal to the product obtained by multiplying (i) the Spread, or such percentage or portion of the Spread as shall be determined by the Committee at the time of grant, by (ii) the number of Shares in respect of which the Rights shall have then been so exercised.

Notwithstanding anything contained herein, the Committee may, in its sole discretion, limit the amount payable upon the exercise of Rights. Any such limitation shall be determined as of the date of grant and noted on the certificate evidencing the grant of the Rights. The Committee may not, at any time, provide that the amount payable upon the exercise of Rights will be greater than the Spread.

Payment of the amount determined hereunder upon the exercise of any Rights shall be made solely in cash, or solely in Shares valued at their Fair Market Value on the date of exercise of the Rights, or in a combination thereof, as the holder may elect, provided that any election by the holder shall be subject to approval by the Committee. No fractional Shares shall be issued by the Company, and settlement therefore shall be made in cash.

The form of Rights shall be as determined from time to time by the Committee. A certificate of Rights signed by the Chairman of the Board or the President or a Vice President and attested by the Treasurer or an Assistant Treasurer, or Secretary or an Assistant Secretary, of the Company shall be delivered to each person to whom Rights are granted.

The Committee may fix such waiting periods, exercise dates or other limitations as it shall deem appropriate with respect to Rights granted under this Plan, including, without limitation, the achievement of specific goals; provided, however, that each Right granted hereunder shall be exercisable only upon consent of the Committee.

6. Section 6(a)(4) of the Plan is hereby amended, as underlined, to be and read as follows:

(4) Term. The term of each Option and Right shall be determined by the Committee at the date of grant; provided, however, that each Option that is an ISO shall, notwithstanding anything in this Plan to the contrary, expire not more than ten years from the date the Option is granted (or five years from the date of grant to the extent required under Section 6(a)(1)) or, if earlier, the date specified in the certificate evidencing the grant of such Option. An Option that is an NQO shall expire not more than ten years from the date the Option is granted, or if earlier, the date specified in the certificate evidencing the grant of such Option. A Right not granted in connection with an Option shall expire not more than ten years from the date the Right is granted or, if earlier, the date specified in the certificate evidencing the grant of the Right. The term of an Option or Right may not be extended after the date of grant, except as may be permitted under Treasury Regulation Section 1.409A-1(b)(5)(v)(C)(1).

7. Section 6(a)(6) of the Plan is hereby amended, as underlined, to be and read as follows:

(6) Options Granted by Other Corporations. Options may be granted under this Plan from time to time in substitution for stock options held by employees and directors of corporations who become key employees or Trust Managers or directors of the Company or of any Affiliate as a result of any “corporate transaction” as defined in the Treasury Regulations promulgated under Code Section 424, provided, however, as follows: (i) any such adjustments to Awards that are considered “deferred compensation” within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A unless the Participant consents otherwise; (ii) any such adjustments to Awards that are not considered “deferred compensation” subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Code Section 409A or comply with the requirements of Code Section 409A unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause an Award that is not intended to be subject to Code Section 409A to be subject thereto.

8. Section 6(a)(8) of the Plan is hereby amended in its entirety to be and read as follows:

(8) Issuance of Restricted Shares. Notwithstanding the preceding subsections, the Committee may, in its sole discretion and without the requirement of consent from the Participant, determine that an Option shall be settled, upon exercise, in whole or in part by the issuance of Restricted Shares to the Participant. Any such determination shall be made no later than the date of grant and shall be noted on the certificate evidencing the grant of the Option. The restricted period under such Restricted Shares shall be no greater than five years.

9. Section 6(b)(1) of the Plan is hereby amended, as underlined, to be and read as follows:

(1) Awards of Restricted Shares. Restricted Share Awards may be awarded by the Committee to any individual eligible to receive the same, at any time and from time to time before February 5, 2012. In addition, and without limiting the generality of the foregoing, the Committee shall grant to any individual who is entitled to receive a bonus under the Company’s cash bonus incentive plan, a Restricted Share Award with respect to Shares having a Fair Market Value on the date of the grant of such Restricted Share Award equal to a specified percentage determined by the Committee of the amount of such individual’s bonus, provided that such individual has made an irrevocable election, no later than six months prior to the end of the designated performance period to which the bonus is attributable, to receive such Restricted Share Award in lieu of such bonus. In the first year of a Participant’s eligibility to participate in the Plan, such an election may be made no later than thirty (30) days following the date on which the Participant becomes eligible to participate in the Plan and shall be applicable to the portion of the bonus attributable to services performed after the election is made.

10. Section 6(c)(1) of the Plan is hereby amended, as underlined, to be and read as follows:

(1) Awards. Awards may be granted in the form of performance units (“Performance Units”) or performance share awards (“Performance Share Awards”). Performance Units are units valued by reference to designated criteria established by the Committee, other than Shares. Performance Share Awards are Shares expressed in terms of, or valued by reference to, a Share. Awards of Performance Units and Performance Share Awards shall refer to a commitment by the Company to make a distribution to the Participant or to his or her beneficiary depending on (i) the attainment of the performance objectives and other conditions established by the Committee and (ii) the base value of the Performance Unit or Performance Share Award, respectively, as established by the Committee. Such performance objectives shall relate to a designated performance period and shall be established in writing by the Committee no later than 90 days following the start of the performance period. Payment pursuant to the Performance Unit or Performance Share Award shall be made in one lump sum no later than two and one-half months following the end of the performance period.

11. Section 6(d) of the Plan is hereby amended in its entirety to be and read as follows:

(d) Limited Rights. The Committee shall have the power to grant limited rights (“Limited Rights”), which shall have no relationship to an Option Award. Limited Rights shall provide for the automatic cash payment to the holder of such Rights equal to the Spread upon the occurrence of a Change in Control on the dated fixed by the Committee at the time of the grant of such Limited Right. Limited Rights may provide that Committee approval is not required for the exercise of such Limited Right. Upon exercise of such Limited Right, payment therefore shall be made in full on the date fixed by the Committee.

12. Section 6(e) of the Plan is hereby amended in its entirety to be and read as follows:

(e) Dividends and Dividend Equivalents. A Restricted Share Award may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares subject to the Award (both before and after the Shares subject to the Award are earned, vested or acquired). Such payments may be settled in cash or Shares as determined by the Committee. Any such settlements may be subject to such conditions, restrictions and contingencies as the Committee shall establish, but may not be deferred except to the extent Section 6(h) hereof applies.

13. Section 6 of the Plan is hereby amended by adding the following Subsection (h) at the end thereof to be and read as follows:

(h) Deferral. To the extent permissible under the Amended and Restated Camden Property Trust Non-Qualified Deferred Compensation Plan, the Committee may permit a Participant to elect to defer payment of an Award of Restricted Shares (including a right to receive dividend payments or dividend equivalent payments with respect to an Award of Restricted Shares) or Options in accordance with the terms of such plan and may grant deferred Options in accordance with the terms of such plan.

14. Section 7 of the Plan is hereby amended, as underlined, to be and read as follows:

7.	Adjustment Provisions.

If, prior to the complete exercise of any Option, or prior to the expiration or lapse of all of the restrictions and conditions imposed pursuant to a Restricted Share Award, there shall be declared and paid a share dividend upon the Shares or if the Shares shall be split up, converted, exchanged, reclassified or in any way substituted for, then (i) in the case of an Option, the Option, to the extent that it has not been exercised, shall entitle the holder thereof upon the future exercise of the Option to such number and kind of securities or cash or other property subject to the terms of the Option to which he or she would have been entitled had he or she actually owned the Shares subject to the unexercised portion of the Option at the time of the occurrence of such dividend, split-up, conversion, exchange, reclassification or substitution, and the aggregate purchase price upon the future exercise of the Option shall be the same as if the originally optioned Shares were being purchased thereunder; and (ii) in the case of Restricted Shares issued pursuant to a Restricted Share Award, the holder of such Award shall receive, subject to the same restrictions and other conditions of such Award as determined pursuant to the provisions of Section 6(b), the same securities or other property as are received by the holders of Shares pursuant to such dividend, split-up, conversion, exchange, reclassification or substitution. Any fractional Shares or securities payable upon the exercise of the Option as a result of such adjustment shall be payable in cash based upon the Fair Market Value of such Shares or securities at the time of such exercise. If any such event should occur, the number of Shares with respect to which Awards remain to be issued, or with respect to which Awards may be reissued, shall be adjusted in a similar manner.

In addition to the adjustments provided for in the preceding paragraph, upon the occurrence of any of the events referred to in said paragraph prior to the complete exercise of any Rights or Limited Rights, or prior to the complete expiration of the vesting period with respect to Performance Units or a Performance Share Award, the Committee, in its sole discretion, shall determine the amount of cash and/or number of Shares or other property to which the holder of the Rights shall be entitled upon their exercise, or to which the holder of the Performance Units or Performance Share Award shall be entitled upon the expiration of the vesting period, so that there shall be no increase or dilution in the cash and/or value of the Shares or other property to which the holder of Rights or of Performance Units or a Performance Share Award shall be entitled by reason of such events.

Notwithstanding any other provision of this Plan, in the event of a recapitalization, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or outstanding Shares, the Committee may make such equitable adjustments to the number of Shares and the class of shares available hereunder or to any outstanding Awards as it shall deem appropriate to prevent dilution or enlargement of rights, provided, however, as follows: (i) any adjustments made pursuant to this Section to Awards that are considered “deferred compensation” within the meaning of Code Section 409A shall be made in compliance with the requirements of Code Section 409A unless the Participant consents otherwise; (ii) any adjustments made to Awards that are not considered “deferred compensation” subject to Code Section 409A shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to Code Section 409A or comply with the requirements of Code Section 409A unless the Participant consents otherwise; and (iii) the Committee shall not have the authority to make any adjustments under this Section to the extent that the existence of such authority would cause an Award that is not intended to be subject to Code Section 409A to be subject thereto.

IN WITNESS WHEREOF, the Company has caused this AMENDMENT NO. 2 TO AMENDED AND RESTATED 2002 SHARE INCENTIVE PLAN OF CAMDEN PROPERTY TRUST to be executed in its name and on its behalf this 28th day of July, 2008, to be effective as of January 1, 2008.

CAMDEN PROPERTY TRUST

By: /s/ Dennis M. Steen
Dennis M. Steen
Senior Vice President – Finance, Chief Financial Officer and Secretary

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